MASSMUTUAL FUNDS
MassMutual Strategic Bond Fund

Supplement dated June 20, 2024 to the

Summary Prospectus dated February 1, 2024

This supplement provides new and additional information beyond that contained in the Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Summary Prospectus, and any previous supplements.

The Board of Trustees of the MassMutual Strategic Bond Fund (the “Selling Fund”), a series of MassMutual Select Funds, and the MassMutual Core Bond Fund (the “Acquiring Fund”), a series of MassMutual Premier Funds, has approved the reorganization of the Selling Fund with and into the Acquiring Fund. Subject to the satisfaction of certain conditions, the reorganization is expected to occur in September 2024. No shareholder approval is required to effect the reorganization of the Selling Fund into the Acquiring Fund. This supplement provides written notice of the reorganization to the Selling Fund shareholders. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Agreement and Plan of Reorganization, the Selling Fund’s assets and liabilities would be transferred to the Acquiring Fund in return for shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate value of the assets that it receives from the Selling Fund, less the liabilities it assumes from the Selling Fund. The Acquiring Fund shares would be distributed pro rata to shareholders of the Selling Fund, in liquidation of the Selling Fund. Current shareholders of the Selling Fund would thus become shareholders of the Acquiring Fund and would receive shares of the Acquiring Fund with a value equal to their shares of the Selling Fund at the time of the reorganization. Assuming certain conditions are satisfied, the reorganization is expected to be a tax-free event for U.S. federal income tax purposes. More information about the Acquiring Fund and the definitive terms of the reorganization will be included in the combined information statement/prospectus relating to the reorganization.

At any time before the close of the reorganization, shareholders may redeem the Selling Fund’s shares as described in the Fund’s Prospectus dated February 1, 2024. Such redemptions may be taxable transactions.

The summary prospectus for the Acquiring Fund is being mailed with this supplement. The summary prospectus is also available at www.massmutual.com/funds or by calling 1-888-309-3539.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund or Selling Fund, nor is it a solicitation of any proxy. For important information regarding the reorganizations, or to receive a free copy of the combined information statement/prospectus relating to the reorganization (and containing important information about fees, expenses and risk considerations), once the registration statement relating to the reorganization has been filed with the Securities and Exchange Commission and become effective, please call your financial intermediary or visit its website. The combined information statement/prospectus relating to the reorganization will be available free of charge on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the combined information statement/prospectus carefully before making any investment decisions.

Effective immediately, the section entitled “Purchase and Sale of Fund Shares” is restated in its entirety as follows:

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

The Board of Trustees of the MassMutual Select Funds has approved the reorganization of the Fund into the MassMutual Core Bond Fund. Subject to the satisfaction of certain conditions, the reorganization is expected to occur in September 2024. No assurance can be given that the reorganization will occur.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SB-24-02